Approved by Board: May 20, 2004
Approved by Stockholders: _______

PHARMACEUTICAL FORMULATIONS, INC.
2004 STOCK OPTION PLAN

           1. Purpose. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by directors, employees and consultants of the Corporation and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such directors, employees and consultants on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel, directors and consultants.

           2. Definitions. When used in this Plan, unless the context otherwise requires:

a) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

c) "Committee" shall mean the Committee hereinafter described in Section 3.

d) "Corporation" shall mean Pharmaceutical Formulations, Inc..

e) "Fair Market Value" on a specified date shall mean (a) the closing price at which one Share was traded on the stock exchange, if any, on which Shares are primarily listed on that date (but if no Shares were traded on such date, then on the last previous date on which a Share was so traded), (b) the last sale price in an over-the-counter market, if any, on which Shares are quoted and such information is available from The Nasdaq Stock Market, Inc., OTC Bulletin Board, Pink Sheets or other comparable information source (but if no last sale price is available on such date, then on the last previous date for which such information is available if reasonably current), or (c) the value of a Share as established by the Committee for that date using a valuation method that results in a reasonable estimate of fair value if the Shares are not listed on an exchange or quoted on an over-the-counter market or reasonably current sale information is not available.

f) "Options" shall mean the stock options granted pursuant to this Plan.

g) "Plan" shall mean this Pharmaceutical Formulations, Inc. 2004 Stock Option Plan, as adopted by the Board of Directors on 20, 2004, as such Plan from time to time may be amended.

h) "Share" shall mean a common share of the Corporation.

i) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

           3. Committee. The Plan shall be administered by a Committee which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to the extent that such persons are available to serve (and at any time when there are not at least two of such persons, the Board of Directors shall function as the Committee). The members of the Committee shall be selected by the Board of Directors. Any member of the Committee may resign by giving written notice thereof to the Board of Directors, and any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board of Directors. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

           4. Participants. The class of persons who are potential recipients of Options granted under this Plan consist of the (i) employees of the Corporation or a Subsidiary, as determined by the Committee in its sole discretion; (ii) directors of the Corporation or a Subsidiary who are not also employees of the Corporation or a Subsidiary, as determined by the Board of Directors in its sole discretion and (iii) consultants to the Corporation or a Subsidiary, as determined by the Committee or the Board of Directors in its sole discretion. Notwithstanding any other provision of the Plan to the contrary, all determinations with respect to any Option granted to a director of the Corporation or a Subsidiary who is not also an employee of the Corporation or a Subsidiary shall be made by the Board of Directors, and with respect to any such Option all references in the Plan to the Committee shall be deemed to refer to the Board of Directors.

           5. Shares. Subject to the provisions of Section 14, the aggregate number of Shares which may be the subject of Options granted under this Plan shall be 5,000,000 Shares, which may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual during any calendar year shall not exceed 300,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, however, that with respect to any Option granted to any person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such person and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

           6. Grant of Options. The number of Options to be granted to any individual shall be determined by the Committee in its sole discretion. The Committee may condition the grant of any Option on the surrender of any option under this or any other plan.

          At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (provided that it meets the requirements of such section), or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Internal Revenue Code. No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

          Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as incentive stock options, and any other incentive stock options, granted to an employee (under this Plan, or any other incentive stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Internal Revenue Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence and any other requirement of Section 422 of the Internal Revenue Code is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

          To qualify as an incentive stock option, the Internal Revenue Code imposes certain additional limitations, including limitations on disposition of Shares and on the period of time after termination of employment in which the option may be exercised; if the grant when made does not satisfy such conditions, the grant is later amended inconsistent with these standards or action taken by the Option holder is inconsistent with these standards, such Options may lose incentive stock option treatment.

          If any Option shall expire, be canceled or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto may again be made subject to Options under the Plan.

          Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same employee, director or consultant.

          An agreement evidencing the grant of an Option (an “Option Agreement”) shall be signed by the Chairman of the Board of Directors or the President or a Vice President of the Corporation, and shall be countersigned by each person to whom an Option is granted. The form of agreement for an Option shall be in the form attached hereto as Exhibit A with respect to an incentive stock option, in the form attached hereto as Exhibit B with respect to a non-qualified stock option granted to an employee or consultant and in the form attached hereto as Exhibit C with respect to a non-qualified stock option granted to a director who is not also an employee.

           7. Price. The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be determined by the Committee at the time of grant; provided, however, that the purchase price per share of the Shares to be purchased pursuant to the exercise of an Option which is intended to be an incentive stock option shall not be less than the Fair Market Value of a Share on the day on which the Option is granted.

           8. Duration of Options. The duration of any Option granted under this Plan shall be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option which is intended to be an incentive stock option shall remain in effect for a period of more than ten years from the date upon which the Option is granted.

           9. Ten Percent Shareholders. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns shares possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

           10. Consideration for Options. The Corporation shall obtain such consideration for the grant of an Option as the Committee in its discretion may request.

           11. Restrictions on Transferability of Options. Options shall not be transferable otherwise than by will or by the laws of descent and distribution or as provided in this Section 11. Notwithstanding the preceding, the Committee may, in its discretion, authorize a transfer of all or a portion of any Option, other than an Option which is intended to qualify as an incentive stock option, by such holders who are or were executive officers of the Corporation (as such officers are determined from time to time by the Board of Directors of the Corporation) or directors of the Corporation to (i) the spouse, children, stepchildren, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members or (iii) such other persons or entities which the Committee may permit; provided, however, that subsequent transfers of such Options shall be prohibited except by will or the laws of descent and distribution. Any transfer of such an Option shall be subject to such terms and conditions as the Committee shall approve, including that such Option shall continue to be subject to the terms and conditions of the Option and of the Plan as amended from time to time. The events of termination of employment or service under Section 13 shall continue to be applied with respect to the initial holder, following which a transferred Option shall be exercisable by the transferee only to the extent and for the periods provided pursuant to Section 13. An Option which is intended to qualify as an incentive stock option shall not be transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder thereof.

           12. Exercise of Options. An Option, after the grant thereof, shall be exercisable by the holder at such rate and times as may be determined by the Committee. The Committee shall determine the nature and extent of the restrictions, if any, to be imposed on the exercise of the Option and/or on the Shares which may be purchased under each Option.

          Notwithstanding the foregoing, all or any part of any remaining unexercised Option granted to any person may be exercised in the following circumstances (but in no event prior to approval of the Plan by shareholders as provided in Section 18 or after the expiration of the Option): (a) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration, or (b) if, while the holder is employed by, or serving as a director of or consultant to, the Corporation or a Subsidiary, there occurs a Change in Control. For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if (i) any “person” or group of “persons” (as the term “person” is used in Sections 13(d) and 14(d) of the Exchange Act (“Person”), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) the beneficial ownership, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the then outstanding securities of the Corporation; (ii) during any period of twelve months, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election or nomination was approved by the directors in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) a Person acquires beneficial ownership of stock of the Corporation that, together with stock held immediately prior to such acquisition by such Person, possesses more than 50% of the total fair market value or total voting power of the stock (“50% Ownership”) of the Corporation, unless the additional stock is acquired by a Person possessing, immediately prior to such acquisition, beneficial ownership of 40% or more of the Common Stock; or (iv) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Corporation that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Corporation immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of clauses (i) and (ii), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Corporation is not transferred from a Person to another Person; and for purposes of clause (iv), a Change in Control will not be deemed to occur if the assets of the Corporation are transferred: (A) to a shareholder in exchange for his or her stock, (B) to an entity in which the Corporation has (directly or indirectly) 50% Ownership, or (C) to a Person that has (directly or indirectly) at least 50% ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% Ownership.

          An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect (“Exercise Notice”), together with full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any previously owned Shares unless the holder has beneficially owned such Shares for at least six months); or by such other methods as the Committee may permit from time to time.

          Within a reasonable time after the exercise of an Option and receipt of payment of the purchase price (including collection of checks), the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall note in the Corporation’s records or on a copy of the Option Agreement the number of Shares with respect to which the Option remains available for exercise.

           13. Termination of Employment or Service. All or any part of any Option, to the extent unexercised, shall terminate immediately (i) in the case of an employee, upon the cessation or termination for any reason of the Option holder's employment by the Corporation and all Subsidiaries, or (ii) in the case of a director of the Corporation or a Subsidiary who is not also an employee of the Corporation or a Subsidiary or in the case of a consultant to the Corporation or a Subsidiary, upon the holder's ceasing to serve as a director of or consultant to (as the case may be) the Corporation or a Subsidiary, except that in either case under clause (i) or (ii) above, the Option holder shall have three months following the cessation of the holder's employment with the Corporation and Subsidiaries or his service as a director of or consultant to the Corporation or a Subsidiary, as the case may be, and no longer, to exercise any unexercised Option that the holder could have exercised on the day on which such employment, or service as a director or consultant, terminated; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and provided, further, that if the cessation of employment or service as a director or consultant is due to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the Option holder or the representative of the Estate or the heirs of a deceased Option holder shall have the privilege of exercising the Options which are then vested and exercisable but unexercised at the time of such disability or death, at any time within one year after the Option holder's disability or death, as the case may be, but prior to the expiration of the term of such Option. Notwithstanding the foregoing or any other provision of the Plan to the contrary, with respect to any Option, the Committee may determine, in its sole discretion, at the time of grant, to permit such Option to be exercised for such period extending beyond the three-month and one-year periods specified above as the Committee deems appropriate, but in no event beyond the expiration of the term of such Option. If the employment or service of any Option holder with the Corporation or a Subsidiary shall be terminated because of the Option holder's violation of the duties of such employment or service with the Corporation or a Subsidiary as such holder may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options of such Option holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and an Option holder whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option that such holder might have exercised prior to the termination of employment or service with the Corporation and Subsidiaries.

          Nothing contained herein or in the Option agreement shall be construed to confer on any employee, director or consultant any right to be continued in the employ of the Corporation or any Subsidiary or as a director of or consultant to the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to request the resignation of or discharge any employee, director or consultant (without or with pay), at any time, with or without cause.

           14. Adjustment of Optioned Shares. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the common stock of the Corporation or if the common stock of the Corporation shall be split up, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or other property subject to the terms of the Option to which such holder would have been entitled had such holder actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend or split-up; and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. Any fractional shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner. In the event of a conversion, exchange, reclassification, substitution, recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

           15. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of an Option, or may issue stop transfer orders in respect thereof.

           16. Income Tax Withholding. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any national, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of such Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option, including, without limitation, by withholding a portion of the Shares otherwise to be delivered upon such exercise, the Fair Market Value of which is equal to the minimum statutory withholding amount.

           17. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under Options granted pursuant to the Plan or to any individual during any calendar year or change the class of persons to whom Options may be granted shall be subject to the approval of the shareholders of the Corporation within one year of such amendment.

          Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

          The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent

           18. No Rights as Shareholder. The Option holder shall have no rights as a shareholder of the Corporation with respect to any Shares subject to an Option prior to the date of issuance to such Option holder of a certificate or certificates for such shares.

           19. No Right to Continued Employment. The Options granted under this Plan shall not confer upon the Option holder any right with respect to continuance of employment by the Corporation or a Subsidiary, nor shall it interfere in any way with the right of the Corporation or a Subsidiaryto terminate the Option holder's employment at any time.

           20. Effective Date. This Plan is conditioned upon its approval by the shareholders of the Corporation on or before April 19, 2005, at any special or annual meeting of the shareholders of the Corporation, except that this Plan is adopted and approved by the Board of Directors effective April 20, 2004, to permit the grant of Options prior to the approval of the Plan by the shareholders of the Corporation as aforesaid. If this Plan is not approved by the shareholders of the Corporation within the time period noted above, this Plan and any Options granted hereunder shall be void and of no force or effect.

           21. Final Issuance Date. No Option shall be granted under the Plan after April 19, 2014.

Exhibit A
Form of Agreement for Incentive Stock Options

OPTION AGREEMENT (No. I-___)
INCENTIVE STOCK OPTION
(Non-Assignable)
To Purchase _____________ Shares of Common Stock of
PHARMACEUTICAL FORMULATIONS, INC.
Issued Pursuant to the Pharmaceutical Formulations, Inc.
2004 Stock Option Plan

          THIS CERTIFIES that on ________________, 20__, __________________________ (the “Holder”) was granted an option (“Option”), to purchase at the Option price of $_________ per share all or any part of _____________ fully paid and non-assessable shares of Common Stock, p.v. $.08 (the “Shares”) of Pharmaceutical Formulations, Inc. (“Corporation”), upon and subject to the following terms and conditions.

           This Option shall expire on _________________, 20__.

          This Option may be exercised or surrendered during the Holder’s lifetime only by the Holder. This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution.

          Except as otherwise provided in the Pharmaceutical Formulations, Inc. 2004 Stock Option Plan (the “Plan”), this Option shall be exercisable as follows: [insert vesting schedule1 ; post-termination exercise period .2] In no event, however, may this Option be exercised after the Option’s expiration date.

__________

1 E.g.: “No part of the Option may be exercised until Optionee has remained in the continuous employ of the Corporation, or of a subsidiary of the Corporation as defined in the Plan (a "Subsidiary"), for a period of one year from the date hereof. The Option may be exercised, to the extent otherwise exercisable by its terms, in five equal annual cumulative installments with the first installment occurring on the first anniversary date of the Agreement; provided, however, that no options granted to executive officers, directors and beneficial owners of more than ten percent of any class of the Corporation's equity securities may be exercised in part or in full prior to six months from the date of grant of the Option. Notwithstanding the foregoing, all or any part of any remaining unexercised Option may be exercised in the circumstances as described in the Plan.”

2 E.g.: “ (1) If the Holder dies while an employee of the Corporation or a Subsidiary, the Holder’s Option may be exercised to the extent that the Holder could have done so at the date of his or her death by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by the Holder's executors or administrators, at any time, or from time to time, within one year after the date of the Holder's death. (2) If the Holder’s employment by the Corporation or a Subsidiary shall terminate because of the Holder's permanent disability, the Holder may exercise his or her Option, to the extent that he or she could have done so at the date of termination of employment, at any time, or from time to time, within one year of such determination. (3) If the Holder’s employment by the Corporation or a Subsidiary shall terminate for any reason other than death or permanent disability as aforesaid, the Holder may exercise his or her Option, to the extent that he or she could have done so at the date of termination of employment, at any time, or from time to time, within three months of the date of termination of employment. (4) Notwithstanding anything in this Agreement to the contrary, if the Holder's employment is terminated because of the Holder's violation of the duties of such employment by the Corporation or a Subsidiary as such person may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options of the Holder shall terminate immediately upon such termination of the Holder's employment by the Corporation and all Subsidiaries, and the Holder shall have no right after such termination to exercise any unexercised Option which such employee might have exercised prior to the termination of employment by the Corporation and Subsidiaries.”

Note that if, the post-termination exercise period extends beyond the three-month and one-year periods, then also add the following: “In the event the Option is exercised more than three months after the Holder’s termination of employment for reasons other than death or disability, or more than one year after the Holder’s termination of employment due to the Holder’s disability, then the Option, to the extent so exercised, shall be deemed not to be an incentive stock option.”

          The Option and this Option Agreement are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated by reference and a copy of which is attached to this Agreement. A determination of the Committee under the Plan as to any questions which may arise with respect to the interpretation of the provisions of the Option and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

          WITNESS the signature of the Corporation’s duly authorized officer. By countersigning below, the Holder acknowledges the Holder's agreement to be bound by the terms of the Plan and of this Agreement.

Dated: _______________________, 20__.

PHARMACEUTICAL FORMULATIONS, INC. By: _________________________ Name/Title:

Acknowledged and agreed:

     Holder

Exhibit B
Form of Agreement for Employees' and Consultants' Non-Qualified Options

OPTION AGREEMENT (No. NQ-__)
NON-QUALIFIED STOCK OPTION
To Purchase _____________ Shares of Common Stock of
PHARMACEUTICAL FORMULATIONS, INC.
Issued Pursuant To The Pharmaceutical Formulations, Inc.
2004 Stock Option Plan

          THIS CERTIFIES that on ________________, 20__, ____________________ (the “Holder”) was granted an option (“Option”), which is not an incentive stock option, to purchase at the Option price of $_________ per share all or any part of _____________ fully paid and non-assessable shares of Common Stock, p.v. $.08 (the “Shares”), of Pharmaceutical Formulations, Inc. (“Corporation”), upon and subject to the following terms and conditions.

           This Option shall expire on _________________, 20__.

          This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution or as provided pursuant to the Pharmaceutical Formulations, Inc. 2004 Stock Option Plan (the “Plan”).

          Except as otherwise provided in the Plan, this Option shall be exercisable as follows: [insert vesting scheduleand post-termination exercise period ].3 In no event, however, may this Option be exercised after the Option’s expiration date.

3 See footnotes to Exhibit A – EXCEPT THAT REFERENCES TO "EMPLOYMENT" SHOULD REFER TO EMPLOYMENT OR SERVICES.

          The Option and this Option Agreement are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated by reference and a copy of which is attached to this agreement. A determination of the Committee under the Plan as to any questions which may arise with respect to the interpretation of the provisions of the Option and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

          WITNESS the signature of the Corporation’s duly authorized officer. By countersigning below, the Holder acknowledges the Holder's agreement to be bound by the terms and conditions of the Plan and of this Agreement.

Dated: _______________________, 20__.

PHARMACEUTICAL FORMULATIONS, INC. By: _________________________ Name/Title:

Acknowledged and agreed:

     Holder

Exhibit C
Form of Agreement for Non-Employee Directors' Options

OPTION AGREEMENT (No. NQ-__)
NON-QUALIFIED STOCK OPTION
To Purchase _____________ Shares of Common Stock of
PHARMACEUTICAL FORMULATIONS, INC.
Issued Pursuant to the Pharmaceutical Formulations, Inc.
2004 Stock Option Plan

          THIS CERTIFIES that on ________________, 20__, _____________________ (the “Holder”) was granted an option (“Option”), which is not an incentive stock option, to purchase at the Option price of $_________ per share all or any part of _____________ fully paid and non-assessable shares of Common Stock, p.v. $.08 (the “Shares”), of Pharmaceutical Formulations, Inc. (“Corporation”), upon and subject to the following terms and conditions.

           This Option shall expire on _________________, 20__.

          This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution or as provided pursuant to the Pharmaceutical Formulations, Inc. 2004 Stock Option Plan (the “Plan”).

          Except as otherwise provided in the Plan, this Option shall be exercisable as follows: [insert vesting schedule; also insert post-termination exercise period ].4 In no event, however, may this Option be exercised after the Option’s expiration date.

4 See footnotes to Exhibit A – EXCEPT THAT REFERENCES TO "EMPLOYMENT" SHOULD REFER TO SERVICE.

          The Option and this Option Agreement are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated by reference and a copy of which is attached to this Agreement. A determination of the Board of Directors of the Corporation as to any questions which may arise with respect to the interpretation of the provisions of the Option and of the Plan shall be final. The Board of Directors of the Corporation may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

          WITNESS the signature of the Corporation’s duly authorized officer. By countersigning below, the Holder acknowledges the Holder's agreement to be bound by the terms and conditions of the Plan and of this Agreement.

Dated: _______________________, 20__.

PHARMACEUTICAL FORMULATIONS, INC. By: _________________________ Name/Title:

Acknowledged and agreed:

     Holder